REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q2 2009 Earnings Webinar August 5, 2009 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our
Annual Report filed on Form 10-K for the year ended December 27,
2008, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by eLoyalty Corporation.

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REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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eLoyalty has three Services Lines
–

.
…services around Cisco’s VoIP Contact Center
offerings
–

     .
…a revolutionary analytics software service that
turns large volumes of recorded conversations into actionable business insight
–
                              .   …various legacy revenue sources; primarily project based CRM consulting revenues
Highlights of these Service Lines include:
Business Overview
Service
Line
Revenue
Source Description
Projected
2009 Growth Comment
ICS
ICS
Consulting Services related to Cisco VoIP projects 30% to 35%
Closed numerous large
projects
ICS
ICS Managed
Services
Support services related to Cisco VoIP
customers 10% to 15%
Continued new customer
growth/ high renewal rates
BA
BA
Subscriptions
Subscription revenues related to BA
deployments 50% to 60%
Driven by growth of new BA
deployments
Legacy Various
Various Legacy  revenues, primarily
related to project based CRM work -40% to -45%
No longer a primary focus
area
Integrated Contact Solutions (ICS)
Behavioral Analytics™ Service
Legacy Revenues

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ICS and Behavioral Analytics™ Service Growth is
Transforming eLoyalty
$0
$20,000
$40,000
$60,000
$80,000
2004 2005 2006 2007 2008 2009
$0
$20,000
$40,000
$60,000
2004 2005 2006 2007 2008 2009
ICS + BA Services Revenues
Managed Services Revenues
36% CAGR
27% CAGR

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Q2 2009 Highlights
13% Sequential Services Revenues Growth
Record $16.7m of Combined ICS and Behavioral Analytics™ Services
Revenues
Record $11.6m of Managed Services Revenues
Record $108.9m Managed Services Backlog²
14% Sequential Gross Margin Expansion
Achieved $879k of Adjusted Earnings¹
Realized a $1.5m sequential and a $5.0m year over year Adjusted Earnings¹
improvement on an “Apples to Apples” basis
Increased total cash balance by $9.1m

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Q2 Services Revenue Review
Revenue
Source
Q2               Sequential
2009 Change
Year/Year
Change Comment
ICS +
Behavioral
Analytics™
Service Lines
$16.7m 10% 46%
- ICS Consulting +14% seq./+62% yr/yr
- BA Subscriptions +8% seq./+95% yr/yr
Legacy
Service Lines
$4.6m 27% -33% - CRM Consulting +49% seq./-30% yr/yr
Total Services $21.3m 13% 17%
Revenue
Type
Q2
2009
Sequential
Change
Year/Year
Change
Comment
Managed
Services
Revenues
$11.6m 4% 23%
- BA Subscriptions +8% seq./+95% yr/yr
- ICS Managed Services +6% seq./+18% yr/yr
Consulting
Revenues
$9.7m 26% 10%
- ICS Consulting +14% seq./+62% yr/yr
- CRM Consulting +49% seq./-30% yr/yr
Total Services $21.3m 13% 17%
Revenue By Revenue Source
Revenue By Revenue Type

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Q2 Income Statement Analysis
Sequential Change Year/Year Change
Revenue Mix 800 200
Utilization/Billing Rate 400 600
Subcontractor Costs 200 0
Compensation Costs 0 600
Total 1,400 1,400
Gross Margin Review (BPs)
Sequential Change Year/Year Change
Impact of Change in Revenue $(3,400) $300
Gross Margin % 4,200 2,600
Gross Margin 800 2,900
Selling Expense 400 300
Development Expense 300 1,100
G&A Expense 0 700
SG&A 700 2,100
Total Adjusted Earnings¹ $1,500 $5,000
“Apples to Apples” Adjusted Earnings¹ Review

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Backlog Review and Other Key Metrics
DSOs decreased 14 days to 47 days
Total Cash balance increased $9.1m  to $31.2m
Favorable cash impact
–
$9.7m decrease in Accounts Receivable
–
$9.2m increase in Unearned Revenue
Unfavorable cash impact
– $5.6m decrease in Accounts Payable
– $4.9m increase in Prepaid Expenses
Ending headcount of 422 employees…up from 411 employees at the end of Q1, 2009
Metric
Q2               Sequential
2009 Change
Year/Year Change
Behavioral
Analytics
$80.8m 36% 53%
ICS $28.1m 3% 68%
Total
Backlog²
$108.9m 25% 57%
Q2 Backlog Review

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Q3 2009 Guidance
Q3 Commentary
–
Behavioral Analytics  Service subscriptions are expected to increase by
~20% sequentially
–
Managed Services revenues are expected to increase by ~7% sequentially to another record level
–
ICS Consulting revenues are expected to decrease due to normal project cycles
–
Legacy Revenues are expected to continue to decrease
Q3 Services Revenue Guidance
–
We currently expect our third quarter Services revenues will be approximately $19.5 million
TM

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Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

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Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted
Earnings provide investors with a better understanding of the results of eLoyalty’s operations.  Management believes that Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet.  In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance.  Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted.  The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 eLoyalty uses the term “backlog” to reflect the estimated future amount of Managed services revenue related to its
Managed services contracts.  The value of these contracts is based on anticipated usage volumes over the anticipated term of the agreement. The anticipated term of the agreement is based on the contractually agreed fixed term of the contract, plus agreed upon, but optional extension periods.  Anticipated volumes may be greater or lesser than anticipated. In addition, these contracts typically are cancellable without cause based on the customer making a substantial early termination payment or forfeiture of prepaid contract amounts.  The reported backlog is expected to be recognized as follows: $23.8m in 2009; $34.3m in 2010; $24.3m in 2011; $26.5m in 2012 and
thereafter.